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                                                                      EXHIBIT 99

CBS CORPORATION
51 West 52nd Street, New York, New York 10019-6138


                                                                January 29, 1999

                    CBS CORPORATION WILL HOLD ANNUAL MEETING
                          MAY 4, 1999 IN NEW YORK CITY

     CBS Corporation announced today that it will hold its Annual Meeting on May 4, 1999 in New York City.

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Press Contact: Dana McClintock   (212) 975-1077